Senior Notes (Tables)	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Schedule Of Corporate Debt

The following table summarizes our senior notes as of December 31, 2016 and 2015 (in thousands):

	December 31,
	2016	2015
4.250% senior notes, due 2024 (1)	$500,000	$300,000
3.50% senior notes, due 2020 (2)	300,000	300,000
5.375% senior notes, due 2022 (3)	—	150,000
	800,000	750,000
Debt issuance costs, net	(4,109)	(9,864)
	$795,891	$740,136
(1)

In July 2014, we sold in a registered underwritten public offering, $300.0 million in aggregate principal amount of 4.250% senior notes due July 2024. Interest on these senior notes is payable semi-annually in arrears. We may redeem the notes in whole or in part, at our option, at a redemption price equal to 100% of their principal amount, plus a “make-whole” premium and accrued and unpaid interest, if any, to the date of redemption. In July 2016, we issued an additional $200.0 million in aggregate principal amount of 4.25% senior notes due 2024.

(2)

In December 2015, we sold in a registered underwritten public offering, $300.0 million in aggregate principal amount of 3.50% senior notes due December 2020. Interest on these senior notes is payable semi-annually in arrears. We may redeem the notes in whole or in part, at our option, at a redemption price equal to 100% of their principal amount, plus a “make-whole” premium and accrued and unpaid interest, if any, to the date of redemption.

(3)

In December 2012, we sold in a registered underwritten public offering, $150.0 million in aggregate principal amount of 5.375% senior notes due December 2022. Interest on these senior notes was payable quarterly in arrears. The notes were redeemed in August 2016.

Schedule Of Corporate Date Maturity	Our senior notes mature as follows, based upon contractual terms (in thousands):
2017	$—
2018	—
2019	—
2020	300,000
2021	—
Thereafter	500,000
$800,000